EXHIBIT (99.1)

                             Joint Filing Agreement

         In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, $0.0001 par value, of Allied Riser Communications Corporation, and further agree to the filing of this Agreement as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on
Schedule 13G.

Date:  November 12, 1999


Goldman, Sachs & Co.

By:  /s/ Hans L. Reich
     ------------------------
     Name:  Hans L. Reich
     Title:  Attorney-in-fact


The Goldman Sachs Group, Inc.

By:  /s/ Hans L. Reich
     ------------------------
     Name:  Hans L. Reich
     Title: Attorney-in-fact


Whitehall Street Real Estate Limited
Partnership XI

By:  /s/ Hans L. Reich
     ------------------------
     Name:  Hans L. Reich
     Title: Attorney-in-fact


GS Capital Partners III, L.P.

By:  /s/ Hans L. Reich
     ------------------------
     Name:  Hans L. Reich
     Title: Attorney-in-fact


GS Capital Partners III Offshore, L.P.

By:  /s/ Hans L. Reich
     ------------------------
     Name:  Hans L. Reich
     Title: Attorney-in-fact

GS Capital Partners III Germany Civil Law
Partnership (with limitation of liability)


By:  /s/ Hans L. Reich
     ------------------------
     Name:  Hans L. Reich
     Title: Attorney-in-fact


WH Advisors, L.L.C. XI

By:  /s/ Hans L. Reich
     ------------------------
     Name:  Hans L. Reich
     Title: Attorney-in-fact


GS Advisors III, L.P.

By:  /s/ Hans L. Reich
     ------------------------
     Name:  Hans L. Reich
     Title: Attorney-in-fact


GS Advisors III (Cayman), L.P.

By:  /s/ Hans L. Reich
     ------------------------
     Name:  Hans L. Reich
     Title: Attorney-in-fact


Goldman, Sachs & Co. oHG

By:  /s/ Hans L. Reich
     ------------------------
     Name:  Hans L. Reich
     Title: Attorney-in-fact




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